UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2015

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E.Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                 (310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2015, Stamps.com Inc. issued a press release setting forth its financial results for its third quarter ended September 30, 2015 and announcing that it expects to close the previously announced acquisition of Endicia on November 18, 2015.  A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release of Stamps.com Inc. dated November 5, 2015, announcing Stamps.com Inc.'s financial results for its third quarter ended September 30, 2015 and the expected close of the acquisition of Endicia.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

November 6, 2015	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1
Press Release of Stamps.com Inc. dated November 5, 2015 announcing Stamps.com Inc.'s financial results for its third quarter ended September 30, 2015 and the expected close of the acquisition of Endicia.